REVENUE	6 Months Ended
Jun. 30, 2021
Revenue from Contract with Customer [Abstract]
REVENUE

NOTE 5 – REVENUE

The revenues recognized for the period comprise revenues from the exclusive license agreement for the development, commercialization, and supply of VB-111 in Japan for all indications. The revenues are recognized according to ASC 606, “Revenues from Contracts with Customers.”

VBL has identified two performance obligations in The License Agreement: (1) Grant of the license and use of its IP; and (2) Company’s participation and consulting assistance services. In addition, there is a potential performance obligation regarding future manufacturing.

During the period, VBL recognized revenue in an amount of $0.4 million.